As filed with the Securities and Exchange Commission on March 5, 2020

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04556

TRANSAMERICA FUNDS

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, CO 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-888-233-4339

Rhonda A. Mills, Esq., 1801 California St., Suite 5200, Denver, CO 80202

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1:	Report(s) to Shareholders.

The Annual Report is attached.

TRANSAMERICA FUNDS

ANNUAL REPORT

DECEMBER 31, 2019

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the fund intends to no longer mail paper copies of the fund’s shareholder reports, unless you specifically request paper copies of the reports from the fund or your financial intermediary (such as broker-dealer or bank). Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary or, if you are a direct shareholder with the fund, by calling 1-888-233-4339.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports where the fund is held through that intermediary. If you are a direct shareholder with the fund, you can call 1-888-233-4339 to let the fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Transamerica funds held directly with the fund complex.

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

Transamerica Funds	Annual Report 2019

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report provides certain information about the investments and performance of your Fund(s) during the fiscal year. The Securities and Exchange Commission currently requires that annual and semi-annual reports be sent to all shareholders. This report ended December 31, 2019 covers the 12-month period ended December 31, 2019.

We believe it is important to understand market conditions over the fiscal year to provide a context for reading this report. As the year began, markets had reacted negatively to steadily rising interest rates and the fear that the U.S. Federal Reserve (“Fed”) was possibly on the verge of a major monetary policy error, that of raising rates into a slowing economy. The S&P 500® had declined by approximately 20% from its September 2018 high and credit spreads increased considerably as well. This negative sentiment had also extended into the international markets where both developed and emerging markets had suffered losses in excess of U.S. equities. While the ongoing U.S./China trade dispute shared some of the blame for investor angst going into 2019, most eyes were squarely on the Fed and what the path of interest rates might be for the new year. As the calendar turned to 2019, however, the Fed moderated its tone to one of patience, signaling that further rate hikes were likely off the table for the time being. U.S. equity markets reacted favorably in response and approached all-time highs by late spring 2019.

U.S./China trade talks continued through the first few months of 2019 with little progress, and in May negotiations deteriorated as the U.S. announced a new round of tariffs. China immediately responded with tariffs of its own on U.S. exports. Equity markets initially declined on this news, however, the Fed responded to these renewed trade tensions by signaling it would “act as appropriate to sustain the expansion” which served to contain fears of an economic slowdown. The Fed then proceeded to cut the Fed Funds rate by 0.25% at three consecutive meetings from July through October, taking its policy rate down to a target range of 1.50%—1.75%. These represented the first interest rate cuts since the Fed had begun its tightening campaign in December of 2015, and global equity and credit markets responded favorably.

Markets finished the fiscal year strong as U.S./China trade relations improved and expectations of a stable growth economy combined with benign inflation and lower interest rates helped to emphasize optimism for the year ahead. While the manufacturing sector exhibited some weakness, consumer spending remained strong. Although the drama of impeachment and election uncertainties loomed over Washington, investors seem to have taken those non-market related developments in stride while focusing on the broader investment landscape featuring the lowest unemployment rate in fifty years, higher wages and the prospect of rising corporate earnings growth. The S&P 500®, NASDAQ and Dow Jones Industrial Average all closed the year near their highest levels ever.

For the 12-month period ended December 31, 2019, the S&P 500® Index returned 31.49% while the MSCI EAFE Index, representing international developed market equities, returned 22.66%. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg Barclays U.S. Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500®: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds. Investing involves risk, including potential loss of principal. The performance data presented represents past performance does not guarantee future results. Indexes are unmanaged and an investor cannot invest directly in an index.

Transamerica Stock Index

(unaudited)

MARKET ENVIRONMENT

Equities rebounded in the first quarter as U.S. trade negotiations with China and relatively strong corporate earnings growth helped investor sentiment recover from steep losses at the end of 2018. Stocks and bonds both received a boost from the U.S. Federal Reserve’s (“Fed”) shift to a more dovish tone in January, as it announced it would refrain from interest rate hikes for the foreseeable future. Despite a U.S. government shutdown and global economic weakness, the U.S. economy continued to exhibit a tight labor market, low inflation and slowing but stable economic growth.

In the second quarter, the prospect of lower interest rates generally provided a boost to equities. Renewed trade concerns contributed to volatility during the quarter, with the S&P 500® (“S&P 500®” or “Index”) dropping after President Trump threatened to increase tariffs against China and Mexico. Treasury yields also declined and the resulting negative spread between 10-year and 3-month yields also added to market uncertainty.

Trade tensions were a key focus for domestic and global investors in the third quarter. The Fed lowered interest rates again in August and September to offset that potential risk as well as to combat weak global growth. U.S. manufacturing and consumer sectors showed signs of weakness. Following the 10-year and 3-month yield spread inversion in the second quarter, the closely monitored 10 and 2-year Treasury yield spread inverted briefly for the first time since the global financial crisis, but ended the quarter in positive territory.

In the fourth quarter, expectations of a U.S.-China trade deal, strong economic growth and easing monetary policy boosted investors’ appetite for risk, although there were still signs of weakness, including in manufacturing. Despite the strength of the U.S. economy, the Fed cut interest rates again in October, the third reduction of the year.

PERFORMANCE

For the year ended December 31, 2019, Transamerica Stock Index, Class R4 returned 31.14%. By comparison, its benchmark, the S&P 500®, returned 31.49%.

STRATEGY REVIEW

The Fund seeks investment results, before fees and expenses that correspond to the performance of the S&P 500®. The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap stock performance. It is an unmanaged, market capitalization-weighted index composed of large-capitalization U.S. equities.

From a sector perspective, all sectors in the S&P 500® had positive returns. The largest positive returns came from the information technology, communication services, and financials sectors. The lowest contributors for the year were the energy, health care, and materials sectors. The primary drivers of tracking difference between the Fund and the Index during the year were fees and expenses, slight mismatches in security weightings versus the Index, cash drag and transaction costs.

Jennifer Hsui, CFA

Greg Savage, CFA

Rachel Aguirre

Alan Mason

Amy Whitelaw

Co-Portfolio Managers

BlackRock Fund Advisors

Transamerica Funds	Annual Report 2019

Transamerica Stock Index

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2019
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R (NAV)	30.62%	N/A	14.08%	04/21/2017
Class R4 (NAV)	31.14%	11.37%	13.24%	09/11/2000
S&P 500® (A)	31.49%	11.70%	13.56%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load. Net asset value (NAV) returns include reinvestment of dividends and capital gains but do not reflect the deduction of any sales charges. There are no sales charges for Class R and R4 shares. Class R shares are available only to eligible retirement plans.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser and any recoupment by the Investment Adviser of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

An index fund has operating and other expenses while an index does not. As a result, while the fund will attempt to track the S&P 500® as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership.

Transamerica Funds	Annual Report 2019

Transamerica Stock Index

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

As a shareholder in the Fund, you will bear the ongoing costs (such as the investment advisory fees and other expenses) of managing the corresponding S&P 500 Index Master Portfolio (“Master Portfolio”), in which the Fund invests. You will also bear the cost of operating the Fund (such as management fees, distribution fees, and other expenses).

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period until December 31, 2019.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period (B) July 1, 2019 - December 31, 2019	Net Annualized Expense Ratio (C)(D)
Class R	$1,000.00	$1,105.50	$3.24	$1,022.10	$3.11	0.61%
Class R4	1,000.00	1,108.20	1.59	1,023.70	1.53	0.30

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s annualized net expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Ratio reflects the expenses of both the Fund and the Master Portfolio.

Transamerica Funds	Annual Report 2019

Transamerica Stock Index

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2019

Assets:
Investment in Master Portfolio, at value	$528,211,897
Receivables and other assets:
Shares of beneficial interest sold	9,286
Due from Master Portfolio	127,839
Due from investment manager	11,658
Prepaid expenses	10

Total assets	528,360,690

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	137,125
Investment management fees	27,415
Distribution and service fees	158,216
Transfer agent fees	3,043
Trustees, CCO and deferred compensation fees	1,813
Audit and tax fees	12,944
Custody and accounting fees	16,070
Legal fees	5,561
Printing and shareholder reports fees	24,632
Registration fees	3,771
Other accrued expenses	6,051

Total liabilities	396,641

Net assets	$527,964,049

Net assets consist of:
Paid-in capital	$(100,884,247)
Total distributable earnings (accumulated losses)	628,848,296

Net assets	$527,964,049

Net assets by class:
Class R	$204,049,996
Class R4	323,914,053

Shares outstanding:
Class R	16,050,025
Class R4	25,475,337

Net asset value per share:
Class R	$12.71
Class R4	12.71

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Net investment income (loss) allocated from Master Portfolio:
Dividend income	$10,040,082
Interest income	134,961
Net income from securities lending	17,182
Withholding taxes on foreign income	(38,163)
Expenses (net of waiver and/or reimbursement)	(124,188)

Total investment income (loss)	10,029,874

Expenses:
Investment management fees	230,742
Distribution and service fees:
Class R	1,012,876
Class R4	777,420
Transfer agent fees
Class R	6,008
Class R4	23,323
Trustees, CCO and deferred compensation fees	12,672
Audit and tax fees	28,568
Custody and accounting fees	59,555
Legal fees	23,462
Printing and shareholder reports fees	52,265
Registration fees	42,109
Other	27,211

Total expenses before waiver and/or reimbursement and recapture	2,296,211

Expenses waived and/or reimbursed:
Class R	(6,582)
Class R4	(236,095)
Recapture of previously waived and/or reimbursed fees:
Class R	6,582
Class R4	4,602

Net expenses	2,064,718

Net investment income (loss)	7,965,156

Net realized and change in unrealized gain (loss) on investments allocated from Master Portfolio:
Net realized gain (loss)	13,163,998
Net change in unrealized appreciation (depreciation)	118,704,335

Net realized and change in unrealized gain (loss)	131,868,333

Net increase (decrease) in net assets resulting from operations	$139,833,489

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Stock Index

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2019	December 31, 2018
From operations allocated from Master Portfolio:
Net investment income (loss)	$7,965,156	$10,118,002
Net realized gain (loss)	13,163,998	20,835,975
Net change in unrealized appreciation (depreciation)	118,704,335	(50,992,773)

Net increase (decrease) in net assets resulting from operations	139,833,489	(20,038,796)

Dividends and/or distributions to shareholders:
Class R	(10,544,890)	(8,632,940)
Class R4	(17,617,914)	(15,926,611)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(28,162,804)	(24,559,551)

Capital share transactions:
Proceeds from shares sold:
Class R	9,298,814	23,405,376
Class R4	16,661,632	25,438,742

	25,960,446	48,844,118

Dividends and/or distributions reinvested:
Class R	10,544,890	8,632,940
Class R4	16,565,255	15,288,978

	27,110,145	23,921,918

Cost of shares redeemed:
Class R	(56,142,171)	(80,452,395)
Class R4	(117,996,778)	(185,038,313)

	(174,138,949)	(265,490,708)

Net increase (decrease) in net assets resulting from capital share transactions	(121,068,358)	(192,724,672)

Net increase (decrease) in net assets	(9,397,673)	(237,323,019)

Net assets:
Beginning of year	537,361,722	774,684,741

End of year	$527,964,049	$537,361,722

Capital share transactions - shares:
Shares issued:
Class R	789,416	2,004,434
Class R4	1,400,432	2,205,860

	2,189,848	4,210,294

Shares reinvested:
Class R	846,821	812,867
Class R4	1,332,088	1,435,059

	2,178,909	2,247,926

Shares redeemed:
Class R	(4,757,723)	(6,935,892)
Class R4	(10,462,684)	(15,968,446)

	(15,220,407)	(22,904,338)

Net increase (decrease) in shares outstanding:
Class R	(3,121,486)	(4,118,591)
Class R4	(7,730,164)	(12,327,527)

	(10,851,650)	(16,446,118)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Stock Index

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Class R
	December 31, 2019	December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$10.26	$11.25	$10.00

Investment operations: (B)
Net investment income (loss) (C)	0.16	0.16	0.10
Net realized and unrealized gain (loss)	2.96	(0.71)	1.38

Total investment operations	3.12	(0.55)	1.48

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.17)	(0.14)
Net realized gains	(0.47)	(0.27)	(0.09)

Total dividends and/or distributions to shareholders	(0.67)	(0.44)	(0.23)

Net asset value, end of period/year	$12.71	$10.26	$11.25

Total return	30.62%	(4.97)%	14.93	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$204,050	$196,664	$262,047
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.62%	0.60%	0.61	%(E)
Including waiver and/or reimbursement and recapture	0.62%	0.60%	0.60	%(E)
Net investment income (loss) to average net assets (B)	1.36%	1.34%	1.37	%(E)
Portfolio turnover rate of Master Portfolio	3%	12%	11%

(A)	Commenced operations on April 21, 2017.
(B)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Master Portfolio.
(C)	Calculated based on average number of shares outstanding.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:

	Class R4
	December 31, 2019	December 31, 2018	December 31, 2017 (A)(B)	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$10.26	$11.26	$9.58	$8.75		$8.81

Investment operations: (C)
Net investment income (loss) (D)	0.20	0.19	0.20	0.17	(E)	0.15
Net realized and unrealized gain (loss)	2.96	(0.71)	1.85	0.85		(0.06)

Total investment operations	3.16	(0.52)	2.05	1.02		0.09

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.21)	(0.23)	(0.19)		(0.15)
Net realized gains	(0.47)	(0.27)	(0.14)	—		—

Total dividends and/or distributions to shareholders	(0.71)	(0.48)	(0.37)	(0.19)		(0.15)

Net asset value, end of period/year	$12.71	$10.26	$11.26	$9.58		$8.75

Total return	31.14%	(4.72)%	21.48%	11.66%		1.08%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$323,914	$340,698	$512,638	$561,089		$707,281
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.37%	0.36%	0.38%	0.42%		0.42%
Including waiver and/or reimbursement and recapture	0.30%	0.30%	0.30%	0.29	%(E)(F)	0.30%
Net investment income (loss) to average net assets (C)	1.68%	1.65%	1.67%	1.86	%(E)	1.73%
Portfolio turnover rate of Master Portfolio	3%	12%	11%	4%		2%

(A)	Transamerica Partners Institutional Stock Index reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Stock Index, which was the accounting and performance survivor of the reorganization.
(B)	Effective April 21, 2017, the Fund underwent a 1.56-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Master Portfolio.
(D)	Calculated based on average number of shares outstanding.
(E)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(F)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2019

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Stock Index (the “Fund”) is a series of the Trust and invests all of its investable assets in the S&P 500 Index Master Portfolio (the “Master Portfolio”).

The financial statements of the Master Portfolio are included within this report and should be read in conjunction with the Fund’s financial statements.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM is responsible for all aspects of the day-to-day management of the Fund. TAM may in the future retain one or more sub-advisers to assist in the management of the Fund.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Fund from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Investment valuation: The value of the Fund’s investment in the Master Portfolio, reflected within the Statement of Assets and Liabilities, displays the Fund’s proportional interest in the net assets of the Master Portfolio.

The valuation policy for the underlying securities held by the Master Portfolio is discussed in the Master Portfolio’s Notes to Financial Statements, which accompany this report.

Security transactions and investment income: The Fund is allocated its proportional share of income and expenses on a daily basis from its investment in the Master Portfolio. All of the net investment income, as well as the realized and unrealized gains and losses from the security transactions of the Master Portfolio are allocated pro rata among the investors and recorded by the Fund on a daily basis.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Transamerica Funds	Annual Report 2019

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. BORROWINGS AND OTHER FINANCING TRANSACTIONS

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing the Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2019, the Fund has not utilized the program.

4. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

As of December 31, 2019, the percentage of the Fund’s interest in the Master Portfolio, including any open receivable or payable, is 2.27%.

As of December 31, 2019, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 511,861,146	96.95%

Investment management fees: The Fund pays a contractual management fee to TAM at an annual rate of 0.07% on daily Average Net Assets (“ANA”).

The Fund’s management fee includes its allocated share of the advisory fees based on the interest owned in the corresponding Master Portfolio. The advisory fees are accrued daily and payable monthly at an annual rate of 0.01% of the Master Portfolio’s daily net assets. The investment advisory fees allocated from the Master Portfolio are included within the Statement of Operations within Net investment income (loss) allocated from the Master Portfolio, in Expenses (net of waiver and/or reimbursement). Additionally, TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee at a rate of 0.06% of the Fund’s average daily net assets (after waiver and/or reimbursement and recapture). The management fees are reflected in Investment management fees within the Statement of Operations.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s

Transamerica Funds	Annual Report 2019

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

4. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

business, exceed the following stated annual operating expense limits to the Fund’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class R	0.65%	May 1, 2020
Class R4	0.30	May 1, 2020

Effective April 21, 2017, TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the thirty-six months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any, other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2019 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2019, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
Class	2017	2018	2019	Total
Class R	$—	$—	$—	$—
Class R4	211,517	247,366	236,095	694,978

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Class R	0.50%
Class R4	0.25

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on the number of classes, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

For the year ended December 31, 2019, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 23,412	$ 2,115

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2019, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Funds	Annual Report 2019

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to partnership basis adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (2,401,259)	$ 2,401,259

As of December 31, 2019, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 74,656,848	$ 453,555,049	$ —	$ 453,555,049

As of December 31, 2019, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2019, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 are as follows:

2019 Distributions Paid From			2018 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 14,084,175	$ 14,078,629	$ —	$ 12,981,137	$ 11,578,414	$ —

As of December 31, 2019, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 802,042	$ 2,906,604	$ —	$ —	$ 171,584,601	$ 453,555,049

6. STOCK SPLIT

Effective as of the close of business on the date listed in the subsequent table, the Fund’s Class R4 underwent a stock split. There was no impact to the aggregate market value of shares outstanding. The historical capital share activity presented within the Statement of Changes in Net Assets and the per share data presented within the Financial Highlights have been retroactively adjusted to reflect the stock split. The stock split ratios, net effect on the NAV per share, and the number of shares outstanding as of the date indicated were as follows:

Reorganization Date	Share Split Ratio	Shares Prior to Stock Split	Shares After Stock Split	Increase (Decrease) Net Asset Value per Share	Increase (Decrease) Net Shares Outstanding
April 21, 2017	1.56-for-1	35,752,851	55,759,431	Decrease	Increase

Transamerica Funds	Annual Report 2019

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019

7. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Fund’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Fund in September 2016 as a reimbursement. The amounts applicable to the Fund, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

8. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Fund’s financial statements.

Transamerica Funds	Annual Report 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Stock Index

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Stock Index (the “Fund”) (one of the portfolios constituting Transamerica Funds (the “Trust”)), as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Funds) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2020

Transamerica Funds	Annual Report 2019

Transamerica Stock Index

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For dividends paid during the year ended December 31, 2019, the Fund designated $11,142,274 of qualified dividend income.

For corporate shareholders, 74% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

For tax purposes, the Fund has made a long-term capital gain designations of $14,078,629 for the year ended December 31, 2019.

Transamerica Funds	Annual Report 2019

Management of the Trust

Board Members and Officers

Each of the funds is supervised by the Board. The S&P 500 Index Master Portfolio is supervised by the Board of Trustees of the Master

Investment Portfolio.

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment manager and its respective sub-adviser.

The funds are among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). Transamerica Fund Family consists of 126 funds as of the date of this Annual Report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

Further information about the Trust’s Board Members and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-888-233-4339 or visiting the Trust’s website at www.transamerica.com.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (46)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

126	Director,
Massachusetts
Fidelity Trust
Company
(2014 –present);
Director, Aegon
Global Funds
(2016 – present);
Director – Akaan-
Aegon, S.A.P.I.
de C.V. (financial
services joint
venture in
Mexico)
(2017 – present)
Director,
Mongeral Aegon
Seguros e
Previdencia S.A.
(2019 – present);
and

Director,
Mongeral Aegon
Investimentos
Ltda.
(2018 – present)

Transamerica Funds	Annual Report 2019

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – present);

Trust Officer, Massachusetts Fidelity Trust Company (2014 –present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (71)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Board Member, TIS (2012 – 2015); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010).	121	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (67)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc.(“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	121	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)

Transamerica Funds	Annual Report 2019

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (63)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Board Member, TIS (2002 – 2015);

Board Member, TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				121	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
David W. Jennings (73)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	121	N/A

Transamerica Funds	Annual Report 2019

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Fredric A. Nelson III (63)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	121	N/A
John E. Pelletier (55)	Board Member	Since 2017

Board Member, TF, TST and TAAVF (2017 – present);

Board Member, TPP, TPFG and TPFG II (2017 – 2018);

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – present);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel

Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and

Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

				121	N/A

Transamerica Funds	Annual Report 2019

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Patricia L. Sawyer (69)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); Board Member, TIS (2007 – 2015); Board Member, TII (2008 – 2010); Board Member, TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	121	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (68)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2004 – 2015); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	121	Board Member,
Operation PAR,
Inc. (non-profit
organization)
(2008 – present);
Board Member,
Remember
Honor Support,
Inc. (non-profit
organization)
(2013 – present)
Board Member,
WRH Income
Properties, Inc.
(real estate)
(2014 – present);
and

Board Member,
Boley PAR, Inc.
(non-profit
organization)
(2016 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2019

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (46)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (49)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Transamerica Funds and TST; TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), TIS;

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – present);

Registered Representative (2007 – 2016), TCI;

Registered Representative, TFA (2005 – present).

Thomas R. Wald, CFA (59)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST and TAAVF (2014 – present); TET (2017 – present);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Chief Investment Officer, TIS (2014 – 2015);

Director (2017 – present), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Director (2019 – present);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);

Director, Transamerica Funds Services, Inc. (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – present).

Transamerica Funds	Annual Report 2019

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Vincent J. Toner (49)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, Transamerica Funds, TST and TAAVF (2014 – present), TET (2017 – present);

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President and Treasurer, TIS (2014 – 2015);

Vice President (2016 – present);

Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer, TFS (2014 – present);

Vice President (2016 – present), Transamerica Capital, Inc.;

Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Francine J. Rosenberger (52)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, Transamerica Funds, TST, TET and TAAVF (2019 – present);

Chief Compliance Officer (2019 – present), TAM;

General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Molly Possehl (41)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, Transamerica Funds, TST, TET and TAAVF (2019 – present);

Anti-Money Laundering Officer (2019 – present), TAM;

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present);

Attorney, Anti-Money Laundering Compliance Officer (Annuity products), Transamerica Life Insurance Company/Aegon USA (2006 – 2015).

Erin D. Nelson (42)	Chief Legal Officer and Secretary	Since 2019

Chief Legal Officer and Secretary, Transamerica Funds, TST, TET and TAAVF (2019 – present);

Assistant General Counsel II and Assistant Secretary, TAM (2019 – present), Assistant Secretary (2019 – present, TFS;

Senior Vice President and Chief Compliance Officer, ALPS Advisors, Inc. (2015 – 2019).

Transamerica Funds	Annual Report 2019

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Rhonda A. Mills (53)	Assistant Secretary	Since 2016

Assistant Secretary, Transamerica Funds, TST and TAAVF (2019 – present);

Secretary, Transamerica Funds, TST and TAAVF (2019);

Assistant Secretary, Transamerica Funds, TST and TAAVF (2016 – 2019);

Assistant Secretary, TPP, TPFG and TPFG II (2016 – 2018);

Assistant Secretary, Vice President and High Level Specialist Attorney (2014 – 2016), Assistant General Counsel (2016 – present), TAM;

Vice President (2014 – 2016) and Assistant Secretary (2014 – present), TFS.

Blake Boettcher (33)	Tax Manager	Since 2018	Tax Manager, Transamerica Funds, TST, TAAVF and TET (2018 – present); Senior Manager – Tax, Charles Schwab Investment Management (2015 – 2017); Tax Manager, Deloitte Tax LLP (2012 – 2015).
Peter Sattelmair (42)	Assistant Treasurer	Since 2018	Assistant Treasurer, Transamerica Funds, TST and TAAVF (2018 – present); Director, Fund Administration, TAM (2014 – present).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2019

LIQUIDITY RISK MANAGEMENT PROGRAM (“LRMP”)

(unaudited)

Per initial requirements for SEC Rule 22e-4, TAM established a LRMP in 2018. The Board appointed TAM as the LRMP Administrator in September 2018, and approved the LRMP in March of 2019. In advance of the final compliance date of June 1, 2019, TAM successfully completed the liquidity rule implementation. All Funds were on-boarded to the State Street Global Exchange (SSGX) truView system (a third-party liquidity bucketing tool) at the end of December 2018. TAM currently has policies and procedures established for the day to day monitoring of liquidity risk, and continues to test and improve these policies and procedures as may be required.

Transamerica Funds	Annual Report 2019

Appendix A

S&P 500 Index Master Portfolio

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Master Portfolio Information as of December 31, 2019	S&P 500 Index Master Portfolio

TEN LARGEST HOLDINGS
Security	Percent of Net Assets
Apple, Inc.	5%
Microsoft Corp.	4
Amazon.com, Inc.	3
Facebook, Inc., Class A	2
Berkshire Hathaway, Inc.	2
JPMorgan Chase & Co.	2
Alphabet, Inc., Class A	1
Alphabet, Inc., Class C	1
Johnson & Johnson	1
Visa, Inc.	1

SECTOR ALLOCATION
Sector	Percent of Net Assets
Information Technology	23%
Health Care	14
Financials	13
Consumer Discretionary	10
Communication Services	10
Industrials	9
Consumer Staples	7
Energy	4
Utilities	3
Real Estate	3
Materials	3
Short-Term Securities	2
Investment Companies	— (a)
Liabilities in Excess of Other Assets	(1)

(a)	Represents less than 1%.

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

M A S T E R P O R T F O L I O I N F O R M A T I O N	1

Schedule of Investments December 31, 2019	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.6%

Aerospace & Defense — 2.4%
Arconic, Inc.	327,315	$10,071,483
Boeing Co.	457,205	148,939,101
General Dynamics Corp.	200,393	35,339,305
Huntington Ingalls Industries, Inc.	34,816	8,734,638
L3Harris Technologies, Inc.	189,043	37,405,938
Lockheed Martin Corp.	212,266	82,652,135
Northrop Grumman Corp.	134,032	46,102,987
Raytheon Co.	238,140	52,328,884
Textron, Inc.	195,208	8,706,277
TransDigm Group, Inc.	42,586	23,848,160
United Technologies Corp.	693,790	103,901,990
		558,030,898
Air Freight & Logistics — 0.5%
C.H. Robinson Worldwide, Inc.	115,658	9,044,455
Expeditors International of Washington, Inc.	145,632	11,362,209
FedEx Corp.	205,267	31,038,423
United Parcel Service, Inc., Class B	599,247	70,147,854
		121,592,941
Airlines — 0.4%
Alaska Air Group, Inc.	104,278	7,064,834
American Airlines Group, Inc.	333,289	9,558,729
Delta Air Lines, Inc.	492,223	28,785,201
Southwest Airlines Co.	405,266	21,876,259
United Airlines Holdings, Inc.(a)	185,099	16,305,371
		83,590,394
Auto Components — 0.1%
Aptiv PLC	218,308	20,732,711
BorgWarner, Inc.	176,581	7,660,084
		28,392,795
Automobiles — 0.3%
Ford Motor Co.	3,329,973	30,968,749
General Motors Co.	1,075,199	39,352,284
Harley-Davidson, Inc.	133,402	4,961,220
		75,282,253
Banks — 5.6%
Bank of America Corp.	6,922,909	243,824,855
Citigroup, Inc.	1,866,948	149,150,476
Citizens Financial Group, Inc.	374,540	15,210,070
Comerica, Inc.	123,273	8,844,838
Fifth Third Bancorp	611,953	18,811,435
First Republic Bank	144,111	16,925,837
Huntington Bancshares, Inc.	884,212	13,333,917
JPMorgan Chase & Co.	2,682,150	373,891,710
KeyCorp	840,464	17,010,991
M&T Bank Corp.	113,343	19,239,974
People’s United Financial, Inc.	379,790	6,418,451
PNC Financial Services Group, Inc.	374,698	59,813,042
Regions Financial Corp.	833,745	14,307,064
SVB Financial Group(a)(b)	44,213	11,099,232
Truist Financial Corp.	1,146,804	64,588,001
U.S. Bancorp	1,215,411	72,061,718
Wells Fargo & Co.	3,291,211	177,067,152
Zions Bancorp. NA	145,771	7,568,430
		1,289,167,193
Beverages — 1.8%
Brown-Forman Corp., Class B(b)	156,572	10,584,267
Coca-Cola Co.	3,297,475	182,515,241
Constellation Brands, Inc., Class A	143,235	27,178,841
Molson Coors Brewing Co., Class B	161,725	8,716,978

Security	Shares	Value
Beverages (continued)
Monster Beverage Corp.(a)	324,637	$20,630,681
PepsiCo, Inc.	1,192,444	162,971,322
		412,597,330
Biotechnology — 2.0%
AbbVie, Inc.	1,264,606	111,968,215
Alexion Pharmaceuticals, Inc.(a)	189,913	20,539,091
Amgen, Inc.	508,114	122,491,042
Biogen, Inc.(a)	154,517	45,849,830
Gilead Sciences, Inc.	1,081,883	70,300,757
Incyte Corp.(a)(b)	152,882	13,349,656
Regeneron Pharmaceuticals, Inc.(a)(b)	68,310	25,649,039
Vertex Pharmaceuticals, Inc.(a)	219,901	48,147,324
		458,294,954
Building Products — 0.3%
Allegion PLC	79,458	9,895,700
AO Smith Corp.	116,550	5,552,442
Fortune Brands Home & Security, Inc.	118,250	7,726,455
Johnson Controls International PLC	659,676	26,855,410
Masco Corp.	243,172	11,669,824
		61,699,831
Capital Markets — 2.6%
Ameriprise Financial, Inc.	108,343	18,047,777
Bank of New York Mellon Corp.	718,627	36,168,497
BlackRock, Inc.(e)	100,848	50,696,290
Cboe Global Markets, Inc.	95,502	11,460,240
Charles Schwab Corp.	979,258	46,573,510
CME Group, Inc.	306,451	61,510,845
E*Trade Financial Corp.	193,191	8,765,076
Franklin Resources, Inc.	241,326	6,269,649
Goldman Sachs Group, Inc.	272,516	62,659,604
Intercontinental Exchange, Inc.	476,188	44,071,199
Invesco Ltd.	327,515	5,888,720
MarketAxess Holdings, Inc.(b)	32,431	12,294,916
Moody’s Corp.	138,848	32,963,904
Morgan Stanley	1,052,280	53,792,554
MSCI, Inc.	72,437	18,701,785
Nasdaq, Inc.	97,151	10,404,872
Northern Trust Corp.	181,190	19,249,626
Raymond James Financial, Inc.	105,579	9,445,097
S&P Global, Inc.	208,997	57,066,631
State Street Corp.	312,123	24,688,929
T. Rowe Price Group, Inc.	199,828	24,347,043
		615,066,764
Chemicals — 1.9%
Air Products & Chemicals, Inc.	188,503	44,296,320
Albemarle Corp.	90,674	6,622,829
Celanese Corp.	103,779	12,777,270
CF Industries Holdings, Inc.	183,499	8,760,242
Corteva, Inc.(a)	639,991	18,918,134
Dow, Inc.(a)	634,087	34,703,582
DuPont de Nemours, Inc.	633,497	40,670,507
Eastman Chemical Co.	114,764	9,096,195
Ecolab, Inc.	214,447	41,386,127
FMC Corp.	109,532	10,933,484
International Flavors & Fragrances, Inc.	91,710	11,832,424
Linde PLC	459,363	97,798,383
LyondellBasell Industries NV, Class A	219,538	20,741,950
Mosaic Co.(b)	301,320	6,520,565
PPG Industries, Inc.	202,210	26,993,013
Sherwin-Williams Co.	70,254	40,996,019
		433,047,044

2	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2019	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Commercial Services & Supplies — 0.4%
Cintas Corp.(b)	71,691	$19,290,614
Copart, Inc.(a)(b)	174,928	15,907,952
Republic Services, Inc.	180,124	16,144,514
Rollins, Inc.	120,824	4,006,524
Waste Management, Inc.	333,765	38,035,860
		93,385,464
Communications Equipment — 1.0%
Arista Networks, Inc.(a)(b)	45,858	9,327,517
Cisco Systems, Inc.	3,627,750	173,986,890
F5 Networks, Inc.(a)	51,988	7,260,124
Juniper Networks, Inc.	290,641	7,158,488
Motorola Solutions, Inc.	146,517	23,609,750
		221,342,769
Construction & Engineering — 0.1%
Jacobs Engineering Group, Inc.	116,069	10,426,478
Quanta Services, Inc.	121,753	4,956,565
		15,383,043
Construction Materials — 0.1%
Martin Marietta Materials, Inc.(b)	53,447	14,945,919
Vulcan Materials Co.	113,183	16,297,220
		31,243,139
Consumer Finance — 0.7%
American Express Co.	573,787	71,430,744
Capital One Financial Corp.	398,259	40,984,834
Discover Financial Services	268,061	22,736,934
Synchrony Financial	511,323	18,412,741
		153,565,253
Containers & Packaging — 0.3%
Amcor PLC(a)	1,385,456	15,018,343
Avery Dennison Corp.	70,531	9,226,865
Ball Corp.(b)	278,130	17,986,667
International Paper Co.	335,316	15,441,302
Packaging Corp. of America	81,400	9,115,986
Sealed Air Corp.	133,968	5,335,946
Westrock Co.	221,545	9,506,496
		81,631,605
Distributors — 0.1%
Genuine Parts Co.	124,507	13,226,379
LKQ Corp.(a)	263,623	9,411,341
		22,637,720
Diversified Consumer Services — 0.0%
H&R Block, Inc.	171,262	4,021,232

Diversified Financial Services — 1.6%
Berkshire Hathaway, Inc., Class B(a)(b)	1,672,696	378,865,644

Diversified Telecommunication Services — 2.0%
AT&T, Inc.	6,246,835	244,126,312
CenturyLink, Inc.	839,468	11,089,372
Verizon Communications, Inc.	3,536,695	217,153,073
		472,368,757
Electric Utilities — 2.0%
Alliant Energy Corp.	205,536	11,246,930
American Electric Power Co., Inc.	422,401	39,921,119
Duke Energy Corp.	623,429	56,862,959
Edison International	306,656	23,124,929
Entergy Corp.	170,261	20,397,268
Evergy, Inc.	194,890	12,685,390
Eversource Energy	276,863	23,552,735
Exelon Corp.	831,294	37,898,693
FirstEnergy Corp.	462,045	22,455,387

Security	Shares	Value
Electric Utilities (continued)
NextEra Energy, Inc.	417,974	$101,216,584
Pinnacle West Capital Corp.	96,814	8,706,483
PPL Corp.	618,298	22,184,532
Southern Co.	896,820	57,127,434
Xcel Energy, Inc.	448,428	28,470,694
		465,851,137
Electrical Equipment — 0.5%
AMETEK, Inc.(b)	195,480	19,497,175
Eaton Corp. PLC	354,242	33,553,802
Emerson Electric Co.	520,915	39,724,978
Rockwell Automation, Inc.	99,131	20,090,880
		112,866,835
Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	253,544	27,441,067
CDW Corp.	122,868	17,550,465
Corning, Inc.	654,158	19,042,539
FLIR Systems, Inc.	113,633	5,916,870
IPG Photonics Corp.(a)(b)	29,995	4,346,875
Keysight Technologies, Inc.(a)(b)	160,406	16,462,468
TE Connectivity Ltd.	286,025	27,412,636
Zebra Technologies Corp., Class A(a)	46,110	11,778,339
		129,951,259
Energy Equipment & Services — 0.4%
Baker Hughes Co.	555,732	14,243,411
Halliburton Co.	750,650	18,368,405
Helmerich & Payne, Inc.	90,592	4,115,595
National Oilwell Varco, Inc.	326,024	8,166,901
Schlumberger Ltd.	1,183,853	47,590,891
TechnipFMC PLC	362,703	7,776,352
		100,261,555
Entertainment — 0.9%
Activision Blizzard, Inc.	656,974	39,037,395
Electronic Arts, Inc.(a)	249,684	26,843,527
Live Nation Entertainment, Inc.(a)	120,504	8,612,421
Netflix, Inc.(a)	374,768	121,263,682
Take-Two Interactive Software, Inc.(a)	96,784	11,849,265
		207,606,290
Equity Real Estate Investment Trusts (REITs) — 2.8%
Alexandria Real Estate Equities, Inc.	98,471	15,910,944
American Tower Corp.	378,778	87,050,760
Apartment Investment & Management Co., Class A	128,731	6,648,956
AvalonBay Communities, Inc.	119,431	25,044,681
Boston Properties, Inc.	121,980	16,816,163
Crown Castle International Corp.	355,542	50,540,295
Digital Realty Trust, Inc.	178,486	21,371,914
Duke Realty Corp.	314,327	10,897,717
Equinix, Inc.	72,926	42,566,906
Equity Residential	299,340	24,222,593
Essex Property Trust, Inc.	56,510	17,001,598
Extra Space Storage, Inc.	110,751	11,697,521
Federal Realty Investment Trust	61,405	7,904,666
Healthpeak Properties, Inc.	423,257	14,589,669
Host Hotels & Resorts, Inc.	607,358	11,266,491
Iron Mountain, Inc.	245,549	7,825,647
Kimco Realty Corp.	361,070	7,477,760
Mid-America Apartment Communities, Inc.	97,543	12,862,020
Prologis, Inc.	540,236	48,156,637
Public Storage	128,464	27,357,693
Realty Income Corp.	278,708	20,521,270
Regency Centers Corp.	143,993	9,084,518
SBA Communications Corp.	96,290	23,204,927
Simon Property Group, Inc.	262,411	39,088,742

S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (continued) December 31, 2019	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
SL Green Realty Corp.	70,082	$6,439,134
UDR, Inc.	250,603	11,703,160
Ventas, Inc.	318,743	18,404,221
Vornado Realty Trust	135,460	9,008,090
Welltower, Inc.	346,982	28,376,188
Weyerhaeuser Co.	637,205	19,243,591
		652,284,472

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	377,789	111,039,743
Kroger Co.	685,826	19,882,096
Sysco Corp.	436,318	37,322,642
Walgreens Boots Alliance, Inc.	641,132	37,801,142
Walmart, Inc.	1,213,098	144,164,566
		350,210,189

Food Products — 1.1%
Archer-Daniels-Midland Co.	476,047	22,064,779
Campbell Soup Co.	143,388	7,086,235
Conagra Brands, Inc.	416,160	14,249,318
General Mills, Inc.	516,845	27,682,218
Hershey Co.	126,825	18,640,739
Hormel Foods Corp.	237,784	10,726,436
J.M. Smucker Co.	97,733	10,176,937
Kellogg Co.	212,930	14,726,239
Kraft Heinz Co.	532,578	17,111,731
Lamb Weston Holdings, Inc.	124,905	10,745,577
McCormick & Co., Inc.	105,670	17,935,369
Mondelez International, Inc., Class A	1,231,258	67,817,691
Tyson Foods, Inc., Class A	252,425	22,980,772
		261,944,041

Gas Utilities — 0.0%
Atmos Energy Corp.	102,056	11,415,984

Health Care Equipment & Supplies — 3.5%
Abbott Laboratories	1,511,382	131,278,641
ABIOMED, Inc.(a)	38,162	6,510,056
Align Technology, Inc.(a)	60,889	16,990,467
Baxter International, Inc.	436,599	36,508,408
Becton Dickinson & Co.	231,283	62,902,037
Boston Scientific Corp.(a)(b)	1,191,922	53,898,713
Cooper Cos., Inc.	42,393	13,620,447
Danaher Corp.	534,857	82,089,852
DENTSPLY SIRONA, Inc.	191,806	10,854,302
Edwards Lifesciences Corp.(a)	178,358	41,609,138
Hologic, Inc.(a)	229,303	11,971,910
IDEXX Laboratories, Inc.(a)	73,357	19,155,713
Intuitive Surgical, Inc.(a)	98,833	58,425,128
Medtronic PLC	1,146,218	130,038,432
ResMed, Inc.	122,958	19,054,801
STERIS PLC	72,502	11,050,755
Stryker Corp.	275,343	57,805,509
Teleflex, Inc.(b)	39,590	14,903,260
Varian Medical Systems, Inc.(a)	77,926	11,066,271
Zimmer Biomet Holdings, Inc.	175,890	26,327,215
		816,061,055

Health Care Providers & Services — 2.8%
AmerisourceBergen Corp.	127,499	10,839,965
Anthem, Inc.	216,834	65,490,373
Cardinal Health, Inc.	249,757	12,632,709
Centene Corp.(a)	353,856	22,246,927
Cigna Corp.(a)	319,333	65,300,405
CVS Health Corp.	1,112,513	82,648,591
DaVita, Inc.(a)(b)	76,688	5,753,901
HCA Healthcare, Inc.	226,236	33,439,943

Security	Shares	Value

Health Care Providers & Services (continued)
Henry Schein, Inc.(a)(b)	124,314	$8,294,230
Humana, Inc.	113,168	41,478,335
Laboratory Corp. of America Holdings(a)	83,386	14,106,410
McKesson Corp.	154,900	21,425,768
Quest Diagnostics, Inc.	115,185	12,300,606
UnitedHealth Group, Inc.	810,177	238,175,834
Universal Health Services, Inc., Class B	69,185	9,925,280
WellCare Health Plans, Inc.(a)	43,014	14,203,653
		658,262,930

Health Care Technology — 0.1%
Cerner Corp.	266,769	19,578,177

Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	342,538	17,411,207
Chipotle Mexican Grill, Inc.(a)	21,867	18,305,084
Darden Restaurants, Inc.	104,842	11,428,826
Hilton Worldwide Holdings, Inc.	241,409	26,774,672
Las Vegas Sands Corp.	288,985	19,951,524
Marriott International, Inc., Class A	232,050	35,139,332
McDonald’s Corp.	644,004	127,261,630
MGM Resorts International	436,817	14,532,902
Norwegian Cruise Line Holdings Ltd.(a)	182,061	10,634,183
Royal Caribbean Cruises Ltd.	146,997	19,625,569
Starbucks Corp.	1,009,926	88,792,694
Wynn Resorts Ltd.	81,809	11,360,816
Yum! Brands, Inc.	258,649	26,053,714
		427,272,153

Household Durables — 0.4%
D.R. Horton, Inc.	286,755	15,126,326
Garmin Ltd.	123,550	12,053,538
Leggett & Platt, Inc.	110,137	5,598,264
Lennar Corp., Class A	238,254	13,292,191
Mohawk Industries, Inc.(a)(b)	50,377	6,870,415
Newell Brands, Inc.	319,095	6,133,006
NVR, Inc.(a)	2,970	11,310,978
PulteGroup, Inc.	215,939	8,378,433
Whirlpool Corp.	53,219	7,851,399
		86,614,550

Household Products — 1.7%
Church & Dwight Co., Inc.	210,296	14,792,221
Clorox Co.	107,323	16,478,373
Colgate-Palmolive Co.	732,897	50,452,629
Kimberly-Clark Corp.	293,149	40,322,645
Procter & Gamble Co.	2,132,571	266,358,118
		388,403,986

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	568,095	11,305,090
NRG Energy, Inc.	211,937	8,424,496
		19,729,586

Industrial Conglomerates — 1.3%
3M Co.	491,752	86,754,888
General Electric Co.	7,468,451	83,347,913
Honeywell International, Inc.	611,029	108,152,133
Roper Technologies, Inc.	88,985	31,521,157
		309,776,091

Insurance — 2.3%
Aflac, Inc.	627,692	33,204,907
Allstate Corp.	275,775	31,010,899
American International Group, Inc.	743,935	38,186,184
Aon PLC	200,221	41,704,032
Arthur J Gallagher & Co.	159,504	15,189,566
Assurant, Inc.	52,112	6,830,841

4	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2019	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Chubb Ltd.	387,553	$60,326,500
Cincinnati Financial Corp.	129,928	13,661,929
Everest Re Group Ltd.	34,875	9,654,795
Globe Life, Inc.	85,194	8,966,668
Hartford Financial Services Group, Inc.	308,212	18,730,043
Lincoln National Corp.	169,602	10,008,214
Loews Corp.(b)	219,232	11,507,488
Marsh & McLennan Cos., Inc.	431,564	48,080,545
MetLife, Inc.	666,820	33,987,815
Principal Financial Group, Inc.	221,337	12,173,535
Progressive Corp.	499,943	36,190,874
Prudential Financial, Inc.	343,768	32,224,812
Travelers Cos., Inc.	220,724	30,228,152
Unum Group	173,973	5,073,053
W.R. Berkley Corp.	124,448	8,599,357
Willis Towers Watson PLC	109,948	22,202,899
		527,743,108

Interactive Media & Services — 4.9%
Alphabet, Inc., Class A(a)	256,225	343,185,203
Alphabet, Inc., Class C(a)	255,594	341,734,290
Facebook, Inc., Class A(a)	2,057,879	422,379,664
Twitter, Inc.(a)	663,898	21,277,931
		1,128,577,088

Internet & Direct Marketing Retail — 3.3%
Amazon.com, Inc.(a)	356,142	658,093,433
Booking Holdings, Inc.(a)(b)	35,793	73,509,158
eBay, Inc.	653,941	23,613,810
Expedia Group, Inc.	119,502	12,922,946
		768,139,347

IT Services — 5.3%
Accenture PLC, Class A	543,071	114,354,460
Akamai Technologies, Inc.(a)(b)	138,211	11,938,666
Alliance Data Systems Corp.	34,374	3,856,763
Automatic Data Processing, Inc.	370,020	63,088,410
Broadridge Financial Solutions, Inc.	98,039	12,111,738
Cognizant Technology Solutions Corp., Class A	468,248	29,040,741
DXC Technology Co.	220,706	8,296,339
Fidelity National Information Services, Inc.	525,572	73,101,809
Fiserv, Inc.(a)	488,383	56,471,726
FleetCor Technologies, Inc.(a)	74,210	21,351,701
Gartner, Inc.(a)(b)	76,998	11,865,392
Global Payments, Inc.	257,012	46,920,111
International Business Machines Corp.	757,348	101,514,926
Jack Henry & Associates, Inc.	65,792	9,583,921
Leidos Holdings, Inc.	113,726	11,132,638
Mastercard, Inc., Class A	759,138	226,671,015
Paychex, Inc.	272,424	23,172,385
PayPal Holdings, Inc.(a)	1,004,105	108,614,038
VeriSign, Inc.(a)	88,454	17,043,317
Visa, Inc., Class A	1,463,870	275,061,173
Western Union Co.	355,433	9,518,496
		1,234,709,765

Leisure Products — 0.0%
Hasbro, Inc.	108,821	11,492,586

Life Sciences Tools & Services — 1.0%
Agilent Technologies, Inc.	264,640	22,576,438
Illumina, Inc.(a)	125,706	41,701,709
IQVIA Holdings, Inc.(a)	154,315	23,843,211
Mettler-Toledo International, Inc.(a)	20,929	16,602,557
PerkinElmer, Inc.(b)	95,779	9,300,141
Thermo Fisher Scientific, Inc.(b)	342,905	111,399,547

Security	Shares	Value

Life Sciences Tools & Services (continued)
Waters Corp.(a)(b)	55,926	$13,067,110
		238,490,713

Machinery — 1.6%
Caterpillar, Inc.	472,837	69,828,568
Cummins, Inc.	132,183	23,655,470
Deere & Co.	269,262	46,652,334
Dover Corp.	124,224	14,318,058
Flowserve Corp.	112,148	5,581,606
Fortive Corp.	252,702	19,303,906
IDEX Corp.	65,042	11,187,224
Illinois Tool Works, Inc.	250,112	44,927,618
Ingersoll-Rand PLC	204,890	27,233,979
PACCAR, Inc.	295,772	23,395,565
Parker-Hannifin Corp.	109,856	22,610,562
Pentair PLC	140,780	6,457,579
Snap-on, Inc.	46,909	7,946,385
Stanley Black & Decker, Inc.	129,992	21,544,874
Westinghouse Air Brake Technologies Corp.	154,199	11,996,682
Xylem, Inc.	153,994	12,133,187
		368,773,597

Media — 2.4%
Charter Communications, Inc., Class A(a)(b)	134,078	65,038,556
Comcast Corp., Class A	3,882,193	174,582,219
Discovery, Inc., Class A(a)(b)	134,754	4,411,846
Discovery, Inc., Class C(a)(b)	286,831	8,745,477
DISH Network Corp., Class A(a)	218,051	7,734,269
Fox Corp., Class A	303,158	11,238,067
Fox Corp., Class B(a)	133,124	4,845,714
Interpublic Group of Cos., Inc.	327,050	7,554,855
News Corp., Class A	332,273	4,698,340
News Corp., Class B	95,128	1,380,307
Omnicom Group, Inc.	186,192	15,085,276
ViacomCBS, Inc., Class B Class B	462,120	19,395,176
Walt Disney Co.(b)	1,541,312	222,919,955
		547,630,057

Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	1,240,742	16,278,535
Newmont Goldcorp Corp.	701,081	30,461,969
Nucor Corp.	259,293	14,593,010
		61,333,514

Multi-Utilities — 1.0%
Ameren Corp.	210,391	16,158,029
CenterPoint Energy, Inc.	429,490	11,712,192
CMS Energy Corp.	242,726	15,252,902
Consolidated Edison, Inc.	284,276	25,718,450
Dominion Energy, Inc.	703,864	58,294,016
DTE Energy Co.	164,278	21,334,784
NiSource, Inc.	321,488	8,950,226
Public Service Enterprise Group, Inc.	432,469	25,537,294
Sempra Energy	241,062	36,516,072
WEC Energy Group, Inc.	269,744	24,878,489
		244,352,454

Multiline Retail — 0.5%
Dollar General Corp.	217,720	33,959,966
Dollar Tree, Inc.(a)	202,380	19,033,839
Kohl’s Corp.	132,816	6,766,975
Macy’s, Inc.	267,347	4,544,899
Nordstrom, Inc.	88,174	3,608,962
Target Corp.	433,334	55,557,752
		123,472,393

S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (continued) December 31, 2019	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels — 3.9%
Apache Corp.	317,469	$8,124,032
Cabot Oil & Gas Corp.	349,750	6,089,148
Chevron Corp.	1,616,970	194,861,055
Cimarex Energy Co.	87,062	4,569,884
Concho Resources, Inc.	171,909	15,054,071
ConocoPhillips	938,324	61,019,210
Devon Energy Corp.	330,941	8,594,538
Diamondback Energy, Inc.	136,845	12,707,427
EOG Resources, Inc.	497,493	41,670,014
Exxon Mobil Corp.	3,618,209	252,478,624
Hess Corp.	221,483	14,797,279
HollyFrontier Corp.	129,331	6,558,375
Kinder Morgan, Inc.	1,665,711	35,263,102
Marathon Oil Corp.	684,055	9,289,467
Marathon Petroleum Corp.	555,265	33,454,716
Noble Energy, Inc.	412,314	10,241,880
Occidental Petroleum Corp.	763,916	31,480,978
ONEOK, Inc.	353,248	26,730,276
Phillips 66	379,991	42,334,797
Pioneer Natural Resources Co.	141,652	21,441,863
Valero Energy Corp.	351,168	32,886,883
Williams Cos., Inc.	1,036,478	24,585,258
		894,232,877

Personal Products — 0.2%
Coty, Inc., Class A	246,388	2,771,865
Estee Lauder Cos., Inc., Class A(b)	190,313	39,307,247
		42,079,112

Pharmaceuticals — 4.6%
Allergan PLC	280,724	53,666,007
Bristol-Myers Squibb Co.	2,004,618	128,676,429
Eli Lilly & Co.	722,525	94,961,461
Johnson & Johnson	2,250,632	328,299,690
Merck & Co., Inc.	2,177,186	198,015,066
Mylan NV(a)	441,369	8,871,517
Perrigo Co. PLC	116,394	6,012,914
Pfizer, Inc.	4,732,477	185,418,449
Zoetis, Inc.	407,305	53,906,817
		1,057,828,350

Professional Services — 0.3%
Equifax, Inc.	103,544	14,508,585
IHS Markit Ltd.(a)(b)	342,903	25,837,741
Nielsen Holdings PLC	301,186	6,114,076
Robert Half International, Inc.	98,758	6,236,568
Verisk Analytics, Inc.(b)	140,133	20,927,462
		73,624,432

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a)	286,262	17,544,998

Road & Rail — 1.0%
CSX Corp.	664,992	48,118,821
JB Hunt Transport Services, Inc.	73,282	8,557,872
Kansas City Southern	84,265	12,906,027
Norfolk Southern Corp.	222,977	43,286,525
Old Dominion Freight Line, Inc.	54,811	10,402,032
Union Pacific Corp.	593,642	107,324,537
		230,595,814

Semiconductors & Semiconductor Equipment — 4.2%
Advanced Micro Devices, Inc.(a)	952,313	43,673,074
Analog Devices, Inc.	314,952	37,428,896
Applied Materials, Inc.	789,944	48,218,182
Broadcom, Inc.	339,211	107,197,460
Intel Corp.	3,719,881	222,634,878
KLA Corp.	134,937	24,041,725

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Lam Research Corp.	124,064	$36,276,314
Maxim Integrated Products, Inc.	231,410	14,234,029
Microchip Technology, Inc.	204,361	21,400,684
Micron Technology, Inc.(a)	946,689	50,912,934
NVIDIA Corp.	523,349	123,144,020
Qorvo, Inc.(a)	99,482	11,562,793
QUALCOMM, Inc.	976,443	86,151,566
Skyworks Solutions, Inc.	145,792	17,623,337
Texas Instruments, Inc.	799,368	102,550,921
Xilinx, Inc.	215,041	21,024,558
		968,075,371

Software — 7.0%
Adobe, Inc.(a)	413,958	136,527,488
ANSYS, Inc.(a)(b)	73,184	18,838,294
Autodesk, Inc.(a)	188,160	34,519,834
Cadence Design Systems, Inc.(a)	239,948	16,642,793
Citrix Systems, Inc.	104,676	11,608,568
Fortinet, Inc.(a)	121,395	12,960,130
Intuit, Inc.	222,600	58,305,618
Microsoft Corp.	6,523,736	1,028,793,167
NortonLifeLock, Inc.	490,329	12,513,196
Oracle Corp.	1,852,639	98,152,814
salesforce.com, Inc.(a)	758,514	123,364,717
ServiceNow, Inc.(a)(b)	161,280	45,532,570
Synopsys, Inc.(a)	128,555	17,894,856
		1,615,654,045

Specialty Retail — 2.2%
Advance Auto Parts, Inc.	59,306	9,498,449
AutoZone, Inc.(a)	20,549	24,480,229
Best Buy Co., Inc.	194,308	17,060,242
CarMax, Inc.(a)	141,009	12,362,259
Gap, Inc.	180,058	3,183,425
Home Depot, Inc.	932,819	203,709,013
L Brands, Inc.	200,125	3,626,265
Lowe’s Cos., Inc.	655,447	78,496,333
O’Reilly Automotive, Inc.(a)(b)	64,699	28,354,984
Ross Stores, Inc.	309,332	36,012,432
Tiffany & Co.	92,777	12,399,646
TJX Cos., Inc.	1,037,007	63,319,647
Tractor Supply Co.	101,563	9,490,047
Ulta Salon Cosmetics & Fragrance, Inc.(a)(b)	49,300	12,479,802
		514,472,773

Technology Hardware, Storage & Peripherals — 4.9%
Apple, Inc.	3,571,658	1,048,817,372
Hewlett Packard Enterprise Co.	1,097,787	17,410,902
HP, Inc.	1,267,251	26,042,008
NetApp, Inc.	195,166	12,149,083
Seagate Technology PLC	198,698	11,822,531
Western Digital Corp.	254,324	16,141,944
Xerox Holdings Corp.(a)	160,203	5,906,685
		1,138,290,525

Textiles, Apparel & Luxury Goods — 0.7%
Capri Holdings Ltd.(a)(b)	130,344	4,972,623
Hanesbrands, Inc.	313,302	4,652,535
NIKE, Inc., Class B	1,065,535	107,949,351
PVH Corp.(b)	63,061	6,630,864
Ralph Lauren Corp.	42,619	4,995,799
Tapestry, Inc.	237,843	6,414,626
Under Armour, Inc., Class A(a)(b)	164,871	3,561,214
Under Armour, Inc., Class C(a)(b)	169,421	3,249,495
VF Corp.	280,049	27,909,683
		170,336,190

6	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2019	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Tobacco — 0.8%
Altria Group, Inc.	1,597,520	$79,732,223
Philip Morris International, Inc.	1,330,499	113,212,160
		192,944,383
Trading Companies & Distributors — 0.2%
Fastenal Co.	490,449	18,122,090
United Rentals, Inc.(a)(b)	64,479	10,753,163
W.W. Grainger, Inc.	37,030	12,535,396
		41,410,649
Water Utilities — 0.1%
American Water Works Co., Inc.	154,590	18,991,381
Wireless Telecommunication Services — 0.1%
T-Mobile U.S., Inc.(a)	270,707	21,228,843

Total Common Stocks — 98.6% (Cost — $ 13,108,218,270)		22,881,321,678

Investment Companies — 0.4%
iShares Core S&P 500 ETF(e)	292,674	94,603,944

Total Investment Companies — 0.4% (Cost — $ 88,157,092)		94,603,944

Total Long-Term Investments — 99.0% (Cost — $ 13,196,375,362)		22,975,925,622

Security	Shares	Value
Short-Term Securities — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.84%(c)(d)(e)	139,348,114	$139,403,854
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.52%(d)(e)	215,380,072	215,380,072

Total Short-Term Securities — 1.5% (Cost — $ 354,767,438)		354,783,926

Total Investments — 100.5% (Cost — $ 13,551,142,800)		23,330,709,548
Liabilities in Excess of Other Assets — (0.5)%		(122,751,203)

Net Assets — 100.0%		$23,207,958,345

(a)	Non-income producing security.

(b)	Security, or a portion of the security, is on loan.

(c)	All or a portion of the security was purchased with the cash collateral from loaned securities.

(d)	Annualized 7-day yield as of period end.

(e)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Master Portfolio were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/18	Shares Purchased	Shares Sold	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock, Inc.	98,827	4,735	(2,714)	100,848	$50,696,290	$1,290,152		$(361,626)	$11,125,951
BlackRock Cash Funds: Institutional, SL Agency Shares(b)	118,748,723	20,599,391	—	139,348,114	139,403,854	679,409	(c)	13,818	13,652
BlackRock Cash Funds: Treasury, SL Agency Shares(b)	479,801,017	—	(264,420,945)	215,380,072	215,380,072	5,105,161		—	—
iShares Core S&P 500 ETF	—	292,674	—	292,674	94,603,944	647,089		—	6,446,852

					$500,084,160	$7,721,811		$(347,808)	$17,586,455

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts S&P 500 E-Mini Index	1,479	03/20/20	$238,940	$2,345,486

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued) December 31, 2019	S&P 500 Index Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,345,486	$—	$—	$—	$2,345,486

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$67,610,011	$—	$—	$—	$67,610,011

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,968,163	$—	$—	$—	$1,968,163

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$250,138,951

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$22,975,925,622	$—	$—	$22,975,925,622
Short-Term Securities	354,783,926	—	—	354,783,926

	$23,330,709,548	$—	$—	$23,330,709,548

Derivative Financial Instruments(b)
Assets:
Equity contracts	$2,345,486	$—	$—	$2,345,486

(a)	See above Schedule of Investments for values in each industry.

(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

8	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities December 31, 2019

S&P 500 Index Master Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $137,214,328, cost — $13,076,378,623)	$22,830,625,388
Investments at value — affiliated (cost — $474,764,177)	500,084,160
Cash	270,037
Cash pledged for futures contracts	9,411,800
Receivables:
Securities lending income — affiliated	186,784
Dividends — affiliated	459,684
Dividends — unaffiliated	22,795,533
Variation margin on futures contracts	569,390
Prepaid expenses	84,984

Total assets	23,364,487,760

LIABILITIES
Cash collateral on securities loaned at value	139,392,096
Payables:
Investment advisory fees	334,166
Trustees’ fees	82,740
Withdrawals to investors	16,720,413

Total liabilities	156,529,415

NET ASSETS	$23,207,958,345

NET ASSETS CONSIST OF
Investors’ capital	$13,426,046,111
Net unrealized appreciation (depreciation)	9,781,912,234

NET ASSETS	$23,207,958,345

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	9

Statement of Operations Year Ended December 31, 2019

S&P 500 Index Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$7,042,402
Dividends — unaffiliated	392,078,121
Securities lending income — affiliated — net	679,409
Foreign taxes withheld	(1,515,553)

Total investment income	398,284,379

EXPENSES
Investment advisory	4,863,044
Trustees	310,692
Professional	75,099

Total expenses	5,248,835
Less fees waived and/or reimbursed by the Manager	(563,865)

Total expenses after fees waived and/or reimbursed	4,684,970

Net investment income	393,599,409

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	67,610,011
Investments — affiliated	(347,808)
Investments — unaffiliated	(13,455,802)

53,806,401

Net change in unrealized appreciation (depreciation) on:
Futures contracts	1,968,163
Investments — affiliated	17,586,455
Investments — unaffiliated	4,960,397,272

4,979,951,890

Net realized and unrealized gain	5,033,758,291

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,427,357,700

See notes to financial statements.

10	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	S&P 500 Index Master Portfolio
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$393,599,409	$308,119,158
Net realized gain	53,806,401	68,976,788
Net change in unrealized appreciation (depreciation)	4,979,951,890	(1,302,602,820)

Net increase (decrease) in net assets resulting from operations	5,427,357,700	(925,506,874)

CAPITAL TRANSACTIONS
Proceeds from contributions	11,063,823,888	9,671,286,018
Value of withdrawals	(10,540,152,052)	(5,263,924,715)

Net increase in net assets derived from capital transactions	523,671,836	4,407,361,303

NET ASSETS
Total increase in net assets	5,951,029,536	3,481,854,429
Beginning of year	17,256,928,809	13,775,074,380

End of year	$23,207,958,345	$17,256,928,809

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Financial Highlights

(For a share outstanding throughout each period)

	S&P 500 Index Master Portfolio
	Year Ended December 31,
	2019	2018	2017	2016	2015
Total Return
Total return	31.44%	(4.38)%	21.77%	11.92%	1.35%

Ratios to Average Net Assets
Total expenses	0.03%	0.04%	0.04%	0.04%	0.05%

Total expenses after fees waived and/or reimbursed	0.02%	0.04%	0.04%	0.04%	0.04%

Net investment income	1.95%	1.92%	1.93%	2.11%	2.00%

Supplemental Data
Net assets, end of year (000)	$23,207,958	$17,256,929	$13,775,074	$9,791,759	$7,209,857

Portfolio turnover rate	3%	12%	11%	4%	2%

See notes to financial statements.

12	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: The Board of BlackRock Funds III and the Board of State Farm Mutual Fund Trust and the shareholders of State Farm S&P 500 Index Fund (the “Target Fund”) approved the reorganization of the Target Fund into iShares S&P 500 Index Fund (the “Fund”), a series of BlackRock Funds III. As a result, the Fund acquired all of the assets and assumed certain stated liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Fund.

On November 19, 2018, all of the portfolio securities previously held by the Target Fund were subsequently contributed by the Fund to the Master Portfolio in exchange for an investment in the Master Portfolio.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward by the Master Portfolio to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm S&P 500 Index Fund	$1,473,476,973	$726,300,157

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

N O T E S T O F I N A N C I A L S T A T E M E N T S	13

Notes to Financial Statements (continued)

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

14	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount

Bank of America N.A.	$5,539,671	$(5,539,671)	$—
Barclays Bank PLC	3,843,919	(3,843,919)	—
Barclays Capital, Inc.	50,783	(50,783)	—
BMO Capital Markets	202,006	(202,006)	—
Citigroup Global Markets, Inc.	53,451,965	(53,451,965)	—
Credit Suisse Securities (USA) LLC	7,798,663	(7,798,663)	—
Goldman Sachs & Co.	15,789,735	(15,789,735)	—
HSBC Bank PLC	1,045,058	(1,045,058)	—
JP Morgan Securities LLC	7,983,961	(7,983,961)	—
Nomura Securities International, Inc.	174,471	(174,471)	—
Scotia Capital (USA), Inc.	772,920	(772,920)	—
SG Americas Securities LLC	16,396,672	(16,396,672)	—
UBS AG	665,358	(665,358)	—
UBS Securities LLC	22,906,558	(22,906,558)	—
Wells Fargo Securities LLC	592,588	(592,588)	—

	$137,214,328	$(137,214,328)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Master Portfolio’s net assets. Prior to July 1, 2019, the Master Portfolio paid the Manager a monthly fee at an annual rate equal to 0.04% of the average daily value of the Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements (continued)

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Waivers and Reimbursements: The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. Each of BFA and BAL, as applicable, has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to these independent expenses through April 30, 2021. For the year ended December 31, 2019, the amount waived and/or reimbursed was $385,791.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amount waived was $175,916.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees of MIP, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the Manager waived $2,158 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 73.5% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2019, the Master Portfolio paid BTC $197,708 in total for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$656,292,770	$60,145,540	$(29,208,341)

16	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, excluding short-term securities, were $1,567,674,746 and $668,088,798, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$13,338,949,197

Gross unrealized appreciation	$10,452,081,189
Gross unrealized depreciation	(460,320,838)

Net unrealized appreciation	$ 9,991,760,351

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements (continued)

potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

11.   SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm	S&P 500 Index Master Portfolio

To the Board of Trustees of

Master Investment Portfolio and Investors of S&P 500 Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of S&P 500 Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 14, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	19

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of MIP, on behalf of S&P 500 Index Master Portfolio, met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration into in an issuer the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 177 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 177 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 177 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 177 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 177 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 177 Portfolios	None

Robert M. Hernandez 1944	Trustee (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 177 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	21

Trustee and Officer Information (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 177 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	37 RICs consisting of 177 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 177 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 177 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 177 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 177 Portfolios	None

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Trustee and Officer Information (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None

John M. Perlowski (e) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	23

Trustee and Officer Information (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed- Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of MIP serve at the pleasure of the Board.

Further information about MIP’s Trustees and Officers is available in MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of MIP.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of MIP.

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of MIP.

Administrator	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Fund Advisors	PricewaterhouseCoopers LLP
San Francisco, CA 94105	Philadelphia, PA 19103

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA 02111	New York, NY 10019

Transfer Agent	Address of MIP
BNY Mellon Investment Servicing (US) Inc.	400 Howard Street
Wilmington, DE 19809	San Francisco, CA 94105

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Appendix B

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of Transamerica Funds’ proxy voting policies and procedures is available in the Statements of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Transamerica Funds and the Master Portfolio will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as Transamerica Funds’ Annual Report, Semi-Annual Report, Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Appendix C

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

206975 12/19

© 2019 Transamerica Capital, Inc.

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane, and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services

		Fiscal Year Ended 12/31 (in thousands)
		2019	2018
(a)	Audit Fees	$1,445	$1,373
(b)	Audit Related Fees(1)	$64	$13
(c)	Tax Fees(2)	$207	$301
(d)	All Other Fees(3)	$0	$38

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the funds comprising the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.

(3)	All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2019 and 2018 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Frederic A. Nelson, John E. Pelletier, Patricia L. Sawyer and John W. Waechter.

Item 6:	Schedule of Investments.

(a)	The schedule of investments is included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13:	Exhibits.

(a)(1)	The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Funds
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	March 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	March 5, 2020

By:	/s/ Vincent J. Toner
Vincent J. Toner
Treasurer
(Principal Financial Officer)
Date:	March 5, 2020

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

13(a)(2)	Section 302 N-CSR Certification of Principal Executive Officer and Principal Financial Officer

13(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer